Exhibit 99

MBNA Reports Second Quarter 2005 Earnings Per Common Share of $.50

Wilmington, Delaware (7/18/05) -- MBNA Corporation today announced that net income for the second quarter of 2005 was $632.1 million or $.50 per common share compared with $660.3 million or $.51 per common share for the second quarter of 2004. Net income for the second quarter of 2005 includes a pre-tax charge of $14.4 million in connection with the Corporation’s previously announced restructuring plan. Without the restructuring charge, net income in the second quarter of 2005 was $646.8 million or $.51 per common share.

For the first six months of this year, net income was $663.9 million or $.51 per common share, compared to $1.18 billion or $.90 per common share for the first six months of 2004. Net income for the first six months of this year includes a restructuring charge of $782.0 million pre-tax. Without the restructuring charge, net income for the first six months of this year was $1.16 billion or $.90 per common share.

Loan receivables at June 30, 2005 were $32.3 billion, an increase of $479.6 million over the first quarter of 2005. Total managed loans at June 30, 2005 were $117.4 billion, an increase of $797.8 million compared to total managed loans at the end of the first quarter of 2005. This includes the impact caused by the strengthening of the U.S. dollar against foreign currencies, which negatively impacted loan receivables by approximately $550 million and managed loans by approximately $1.1 billion during the second quarter of 2005.

Total volume in the quarter rose to $57.0 billion, an increase of 9.6% over the second quarter of 2004. Total volume includes sales volume of $36.8 billion, which increased by 9.8% over the second quarter of 2004, and cash advance volume of $20.1 billion, which increased by 9.2% from the second quarter of 2004. The Corporation increased the use of low, introductory rates in its U.S. Card marketing efforts, which has led to an increase in cash volume. This is likely to reduce net interest margin in the second half of 2005.

Losses on loan receivables and managed loans for the second quarter of 2005 were 3.52% and 4.60%, respectively. Delinquency on loan receivables and managed loans was 2.71% and 3.98%, respectively, at June 30, 2005.

During the second quarter the Corporation repurchased approximately $250 million of common stock pursuant to its $2 billion share repurchase program announced in January 2005.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. This earnings release includes certain financial measures excluding the restructuring charge recorded in the first six months of 2005. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of the reported financial measures and the financial measures excluding the charge. A business presentation that provides supplemental information regarding the second quarter of 2005 is available in the Investor Relations section of MBNA’s Web site at www.mbna.com.

About MBNA Corporation
MBNA (NYSE:KRB), the largest independent credit card lender in the world and a recognized leader in affinity marketing, is an international financial services company providing lending, deposit, and credit insurance products and services. MBNA credit cards and related products and services are endorsed by more than 5,000 organizations worldwide. For more information, visit the company’s web site at www.mbna.com.

Cautionary Language
This report includes forward-looking statements concerning the Corporation’s future performance. Such statements are subject to risks and uncertainties that may cause the Corporation’s actual performance to differ materially from that set forth in such forward-looking statements. Risks and uncertainties that may affect the Corporation’s future performance are detailed in the Corporation’s Quarterly Report on Form 10-Q for the period ended March 31, 2005 (the “Form 10-Q”) filed with the Securities and Exchange Commission and examples of such risks and uncertainties are set forth below. The forward-looking statements contained in this report speak only as of the date on which they are made and the Corporation undertakes no obligation to update publicly or revise any forward-looking statements contained in this report.

Net Interest Margin
Certain risks and uncertainties that may materially affect net interest margin are discussed below.

•	Competition

The Corporation’s business is highly competitive. Competition from other lenders could affect the rates and fees charged on the Corporation’s loans, including the ability of the Corporation to reprice existing accounts.

•	Interest Rate Increases

An increase in interest rates could increase the Corporation’s cost of funds and reduce its net interest margin. The Corporation’s ability to manage the risk of interest rate increases in the U.S. and other markets is dependent on its overall product and funding mix and its ability to successfully reprice outstanding loans. See "Liquidity and Rate Sensitivity-Interest Rate Sensitivity" of the Form 10-Q for a discussion of the Corporation’s efforts to manage interest rate risk.

•	Availability of Funding and Securitization

Changes in the amount, type, and cost of funding available to the Corporation could affect the Corporation’s performance. A major funding alternative for the Corporation is the securitization of credit card and other consumer loans. Difficulties or delays in securitizing loans or changes in the current legal, regulatory, accounting, and tax environments governing securitizations could adversely affect the Corporation. See "Liquidity and Rate Sensitivity-Liquidity Management" of the Form 10-Q for a discussion of the Corporation’s liquidity.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2005	2004	2005	2004

INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income	$653,913	$594,245	$1,320,027	$1,262,050
Provision for possible credit losses	172,741	251,557	459,969	616,718
Other operating income	1,931,393	1,999,620	3,713,728	3,942,152
Other operating expense (a)	1,413,010	1,371,866	3,539,712	2,813,784
Net income	632,146	660,335	663,876	1,180,043

PER COMMON SHARE DATA FOR THE PERIOD:

Earnings (a)	$.50	$.51	$.52	$.92
Earnings-assuming dilution (a)	.50	.51	.51	.90
Dividends	.14	.12	.28	.24
Book value	10.03	9.12

RATIOS:

Net interest margin (b)	5.48%	5.09%	5.55%	5.40%
Return on average total assets (a)	4.14	4.40	2.18	3.93
Return on average stockholders' equity (a)	19.65	22.56	10.12	19.95
Stockholders' equity to total assets	20.35	19.50

Loan Receivables:
Delinquency (c)	2.71	3.48
Net credit loss (d)	3.52	4.60	3.76	4.52

VOLUME:

Sales volume:
Credit card	$34,290,230	$31,433,103	$65,315,608	$59,777,899
Other consumer	17,908	86,582	36,167	191,274
Commercial	2,536,402	2,021,126	4,806,845	3,910,909
Total sales volume	36,844,540	33,540,811	70,158,620	63,880,082
Cash advance volume:
Credit card	14,671,318	14,057,884	26,816,528	28,622,716
Other consumer	4,085,036	3,197,359	6,858,815	5,058,504
Commercial	1,355,192	1,167,117	2,466,173	1,587,342
Total cash advance volume	20,111,546	18,422,360	36,141,516	35,268,562
Total volume	$56,956,086	$51,963,171	$106,300,136	$99,148,644

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2005	2004	2005	2004

MANAGED DATA (e):

At Period End:
Loan receivables	$32,326,796	$30,496,970
Securitized loans	85,088,774	87,712,921
Total managed loans	$117,415,570	$118,209,891

Average for the Period:
Loan receivables	$31,073,912	$29,550,080	$31,404,797	$30,935,054
Securitized loans	85,577,403	87,552,295	85,939,227	86,513,919
Total managed loans	$116,651,315	$117,102,375	$117,344,024	$117,448,973

For the Period:
Delinquency (c)	3.98%	4.08%
Net credit loss (d)	4.60	4.95	4.54%	4.97%
Net interest margin (b)	7.74	7.92	7.77	8.08
Net interest income	$2,501,804	$2,568,541	$5,011,326	$5,204,370
Provision for possible credit losses	1,241,493	1,360,326	2,534,237	2,836,508
Other operating income	1,152,254	1,134,093	2,096,697	2,219,622

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2005	2004	2005	2004

BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments	$12,431,922	$12,825,425

Credit card loans	17,823,533	18,402,813
Other consumer loans	10,236,203	8,523,621
Commercial loans	4,267,060	3,570,536
Total loan receivables	32,326,796	30,496,970
Reserve for possible credit losses	(998,362)	(1,196,304)
Net loans	31,328,434	29,300,666

Total assets	63,035,492	60,856,258
Total deposits	30,910,435	31,951,525
Long-term debt and bank notes	12,739,904	11,643,489
Stockholders’ equity	12,829,151	11,869,214

AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments	$12,961,605	$13,322,686	$12,631,774	$12,001,558

Credit card loans	16,812,536	17,635,248	17,607,999	19,707,431
Other consumer loans	10,066,017	8,491,117	9,730,149	8,447,381
Commercial loans	4,195,359	3,423,715	4,066,649	2,780,242
Total loan receivables	31,073,912	29,550,080	31,404,797	30,935,054
Reserve for possible credit losses	(1,115,896)	(1,257,911)	(1,103,429)	(1,241,960)
Net loans	29,958,016	28,292,169	30,301,368	29,693,094

Total assets	61,296,671	60,395,432	61,376,125	60,418,403
Total deposits	31,028,011	31,881,799	31,081,456	31,765,573
Long-term debt and bank notes	12,037,611	11,845,407	11,823,699	11,843,236
Stockholders’ equity	12,905,151	11,773,265	13,227,083	11,895,642

Weighted average common shares outstanding (000)	1,260,485	1,277,726	1,268,420	1,277,840
Weighted average common shares outstanding and common stock equivalents (000)	1,268,034	1,297,054	1,280,022	1,299,062

NOTES:

(a)
During the three and six months ended June 30, 2005, MBNA Corporation recorded a restructuring charge in other operating expense of $14.4 million and $782.0 million pre-tax, respectively, ($14.7 million and $497.0 million, net of tax) in connection with its restructuring plan. This charge has resulted in significantly higher other operating expense and significantly lower earnings per common share, return on average total assets, and return on average stockholders' equity ratios for the six months ended June 30, 2005. See Exhibit A for a reconciliation of the as reported data to data excluding the restructuring charge.

(b)   Net interest margin ratios are presented on a fully taxable equivalent basis.

(c)   Delinquency represents accruing loans that are 30 days or more past due.

(d)
MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(e)
MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation's results on a managed basis. Managed data assumes MBNA Corporation’s securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation’s owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation's owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

Exhibit A reconciles as reported data to data excluding the restructuring charge, income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, the loan receivables net credit loss ratio to the managed net credit loss ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125" ("Statement No. 140").

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

EXHIBIT A

RECONCILIATION OF OTHER OPERATING EXPENSE TO OTHER OPERATING
  EXPENSE EXCLUDING THE RESTRUCTURING CHARGE (a)

	For The Three Months	For The Six Months
	Ended June 30, 2005	Ended June 30, 2005

Other operating expense	$1,413,010	$3,539,712
Impact of the restructuring charge	14,377	781,998
Other operating expense excluding the restructuring charge	$1,398,633	$2,757,714

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF EARNINGS PER COMMON SHARE TO EARNINGS
  PER COMMON SHARE EXCLUDING THE RESTRUCTURING CHARGE (a)

	For the Three Months	For the Six Months
	Ended June 30, 2005	Ended June 30, 2005

Earnings per common share:
Income before income taxes	$999,555	$1,034,074
Applicable income taxes	367,409	370,198
Net income	632,146	663,876
Less: preferred stock dividend requirements	3,516	7,032
Net income applicable to common stock	$628,630	$656,844

Weighted average common shares outstanding (000)	1,260,485	1,268,420

Earnings per common share	$.50	$.52

Earnings per common share—assuming dilution:
Income before income taxes	$999,555	$1,034,074
Applicable income taxes	367,409	370,198
Net income	632,146	663,876
Less: preferred stock dividend requirements	3,516	7,032
Net income applicable to common stock	$628,630	$656,844

Weighted average common shares outstanding and common stock equivalents (000)	1,268,034	1,280,022

Earnings per common share—assuming dilution	$.50	$.51

Restructuring charge impact:
Pre-tax restructuring charge	$14,377	$781,998
Applicable income taxes	(310)	284,983
Restructuring charge, net of tax	$14,687	$497,015

Earnings per common share excluding the restructuring charge

Earnings per common share:
Income before income taxes	$1,013,932	$1,816,072
Applicable income taxes	367,099	655,181
Net income	646,833	1,160,891
Less: preferred stock dividend requirements	3,516	7,032
Net income applicable to common stock	$643,317	$1,153,859

Weighted average common shares outstanding (000)	1,260,485	1,268,420

Earnings per common share	$.51	$.91

Earnings per common share—assuming dilution:
Income before income taxes	$1,013,932	$1,816,072
Applicable income taxes	367,099	655,181
Net income	646,833	1,160,891
Less: preferred stock dividend requirements	3,516	7,032
Net income applicable to common stock	$643,317	$1,153,859

Weighted average common shares outstanding and common stock equivalents (000)	1,268,034	1,280,022

Earnings per common share—assuming dilution	$.51	$.90

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE RETURN ON AVERAGE TOTAL ASSETS
AND AVERAGE STOCKHOLDERS’ EQUITY TO THE RETURN ON AVERAGE TOTAL ASSETS AND
AVERAGE STOCKHOLDERS’ EQUITY EXCLUDING THE RESTRUCTURING CHARGE (a)

For the Three Months Ended June 30, 2005	Average Balance	Ratio	Net Income

Return on average total assets:
Return on average total assets	$61,296,671	4.14%	$632,146
Impact of the restructuring charge	187,629		14,687
Return on average total assets excluding the restructuring charge	$61,484,300	4.22	$646,833

Return on average stockholders’ equity:
Return on average stockholders’ equity	$12,905,151	19.65	$632,146
Impact of the restructuring charge	474,761		14,687
Return on average stockholders’ equity excluding the restructuring charge	$13,379,912	19.39	$646,833

For the Six Months Ended June 30, 2005	Average Balance	Ratio	Net Income

Return on average total assets:
Return on average total assets	$61,376,125	2.18%	$663,876
Impact of the restructuring charge	94,765		497,015
Return on average total assets excluding the restructuring charge	$61,470,890	3.81	$1,160,891

Return on average stockholders’ equity:
Return on average stockholders’ equity	$13,227,083	10.12	$663,876
Impact of the restructuring charge	272,669		497,015
Return on average stockholders’ equity excluding the restructuring charge	$13,499,752	17.34	$1,160,891

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO MANAGED NET
  INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE CREDIT LOSSES,
  AND MANAGED OTHER OPERATING INCOME

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2005	2004	2005	2004

Net interest income:
Net interest income	$653,913	$594,245	$1,320,027	$1,262,050
Securitization adjustments	1,847,891	1,974,296	3,691,299	3,942,320
Managed net interest income	$2,501,804	$2,568,541	$5,011,326	$5,204,370

Provision for possible credit losses:
Provision for possible credit losses	$172,741	$251,557	$459,969	$616,718
Securitization adjustments	1,068,752	1,108,769	2,074,268	2,219,790
Managed provision for possible credit losses	$1,241,493	$1,360,326	$2,534,237	$2,836,508

Other operating income:
Other operating income	$1,931,393	$1,999,620	$3,713,728	$3,942,152
Securitization adjustments	(779,139)	(865,527)	(1,617,031)	(1,722,530)
Managed other operating income	$1,152,254	$1,134,093	$2,096,697	$2,219,622

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSS RATIO TO THE MANAGED
  NET CREDIT LOSS RATIO

	For the Three Months			For the Three Months
	Ended June 30, 2005			Ended June 30, 2004

	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)

Loan receivables	$273,760	$31,073,912	3.52%	$339,508	$29,550,080	4.60%
Securitized loans	1,068,752	85,577,403	5.00	1,108,769	87,552,295	5.07
Managed loans	$1,342,512	$116,651,315	4.60	$1,448,277	$117,102,375	4.95

	For the Six Months			For the Six Months
	Ended June 30, 2005			Ended June 30, 2004

	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)	Net Credit Losses (b)	Average Loans Outstanding	Net Credit Loss Ratio (b)

Loan receivables	$589,821	$31,404,797	3.76%	$699,041	$30,935,054	4.52%
Securitized loans	2,074,268	85,939,227	4.83	2,219,790	86,513,919	5.13
Managed loans	$2,664,089	$117,344,024	4.54	$2,918,831	$117,448,973	4.97

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO TO THE MANAGED
  DELINQUENCY RATIO

	June 30, 2005			June 30, 2004

	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)

Loan receivables	$877,326	$32,326,796	2.71%	$1,062,049	$30,496,970	3.48%
Securitized loans	3,791,413	85,088,774	4.46	3,760,461	87,712,921	4.29
Managed loans	$4,668,739	$117,415,570	3.98	$4,822,510	$118,209,891	4.08

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO TO THE MANAGED NET INTEREST MARGIN RATIO

	For the Three Months			For the Three Months
	Ended June 30, 2005			Ended June 30, 2004
	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio
Net interest margin (d):
Investment securities and money market instruments	$12,961,605			$13,322,686
Other interest-earning assets	3,821,739			4,124,561
Loan receivables	31,073,912			29,550,080
Total	$47,857,256	$654,351	5.48%	$46,997,327	$594,470	5.09%
Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(3,746,916)			(4,053,833)
Securitized loans	85,577,403			87,552,295
Total	$81,830,487	1,847,891	9.06	$83,498,462	1,974,296	9.51
Managed net interest margin (d):
Investment securities and money market instruments	$12,961,605			$13,322,686
Other interest-earning assets	74,823			70,728
Managed loans	116,651,315			117,102,375
Total	$129,687,743	2,502,242	7.74	$130,495,789	2,568,766	7.92

	For the Six Months			For the Six Months
	Ended June 30, 2005			Ended June 30, 2004
	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio
Net interest margin (d):
Investment securities and money market instruments	$12,631,774			$12,001,558
Other interest-earning assets	3,949,193			4,097,670
Loan receivables	31,404,797			30,935,054
Total	$47,985,764	$1,320,794	5.55%	$47,034,282	$1,262,484	5.40%
Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(3,875,900)			(4,027,156)
Securitized loans	85,939,227			86,513,919
Total	$82,063,327	3,691,299	9.07	$82,486,763	3,942,320	9.61
Managed net interest margin (d):
Investment securities and money market instruments	$12,631,774			$12,001,558
Other interest-earning assets	73,293			70,514
Managed loans	117,344,024			117,448,973
Total	$130,049,091	5,012,093	7.77	$129,521,045	5,204,804	8.08

NOTES TO EXHIBIT A:

(a)
During the three and six months ended June 30, 2005, MBNA Corporation recorded a restructuring charge in other operating expense of $14.4 million and $782.0 million pre-tax, respectively, ($14.7 million and $497.0 million, net of tax) in connection with its restructuring plan. This charge has resulted in significantly higher other operating expense and significantly lower earnings per common share, return on average total assets, and return on average stockholders' equity ratios for the six months ended June 30, 2005. In this exhibit, various items are presented excluding the restructuring charge. Management believes this presentation is useful to investors because the restructuring charge had a material impact on the results of operations for the six months ended June 30, 2005, but not for the six months ended June 30, 2004. As a result, the business factors and trends affecting the Corporation’s results for these periods in certain cases are better analyzed without the impact of the restructuring charge.

(b)
MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(c)	Delinquency represents accruing loans that are 30 days or more past due.

(d)
Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and six months ended June 30, 2005 was $438 and $767, respectively. The fully taxable equivalent adjustment for the three and six months ended June 30, 2004 was $225 and $434, respectively.